UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):      November 4, 2015

Coach, Inc.
(Exact name of registrant as specified in its charter)

Maryland	1-16153	52-2242751
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

516 West 34th Street, New York, NY 10001
(Address of principal executive offices) (Zip Code)

(212) 594-1850
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2015 Annual Meeting of Stockholders (the “2015 Annual Meeting”) of Coach, Inc. (the “Company”) held on November 4, 2015, the Company’s stockholders, upon the recommendation of the Board of Directors (the “Board”), approved the Amended and Restated Coach, Inc. 2010 Stock Incentive Plan (Amended and Restated as of September 18, 2015) (the “Amended Plan”), which was previously adopted by the Board, subject to approval by the Company’s stockholders. The Amended Plan (i) authorizes 12,000,000 additional shares of Coach’s common stock for issuance, increasing the number of shares available for awards from 37,900,000 to 49,900,000; (ii) extends minimum vesting limitations to all awards made to employees, consultants and non-employee directors (rather than just full-value awards made to employees) and (iii) clarifies that, consistent with Coach’s practice, shares withheld to satisfy recipients’ tax withholding obligations on any type of award will not be available for future grants.

A more detailed summary of the Amended Plan can be found in the Company’s Proxy Statement for the 2015 Annual Meeting filed with the U.S. Securities and Exchange Commission (the "SEC") on September 25, 2015 (the “Proxy Statement”). The foregoing and the summary in the Proxy Statement are not complete summaries of the terms of the Amended Plan and are qualified by reference to the text of the Amended Plan, which is filed as Appendix B to the Proxy Statement and incorporated by reference as Exhibit 10.1 to the Company’s quarterly report on Form 10-Q for the quarter ended September 26, 2015, which was filed with the SEC on November 4, 2015.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 4, 2015, the Company held its 2015 Annual Meeting of Stockholders.  Stockholders were asked to vote with respect to four proposals.  A total of 235,082,399 votes were cast as follows:

Proposal Number 1 – Election of Directors: Each of the candidates listed received the number of votes set forth next to his/her respective name.  In addition, there were 33,233,668 broker non-votes for each candidate with respect to this proposal.

Name	Votes For	Votes Against	Votes Abstaining
David Denton	197,069,895	4,265,295	513,541
Andrea Guerra	199,802,667	1,541,946	504,118
Susan Kropf	196,892,365	4,408,565	547,801
Victor Luis	198,879,415	2,455,969	513,347
Ivan Menezes	196,466,809	4,825,631	556,291
William Nuti	194,623,026	6,710,767	514,938
Stephanie Tilenius	197,061,956	4,275,702	511,073
Jide Zeitlin	177,133,743	24,174,270	540,718

Proposal Number 2 – Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2016:

Votes For	Votes Against	Votes Abstaining	Broker Non-votes
230,964,639	3,709,007	408,753	0

Proposal Number 3 – Approval, on a non-binding advisory basis, of the Company’s executive compensation as disclosed in the Proxy Statement for the 2015 Annual Meeting:

Votes For	Votes Against	Votes Abstaining	Broker Non-votes
145,143,857	56,060,058	644,816	33,233,668

Proposal Number 4 – Approval of the Amended and Restated Coach, Inc. 2010 Stock Incentive Plan (Amended and Restated as of September 18, 2015):

Votes For	Votes Against	Votes Abstaining	Broker Non-votes
167,728,860	33,487,157	632,714	33,233,668

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	November 6, 2015

COACH, INC.

		By:	/s/ Todd Kahn
Todd Kahn
Chief Administrative Officer,
General Counsel & Secretary